SCHEDULE 14A
                                   (Rule 14a-101)
                       INFORMATION REQUIRED IN PROXY STATEMENT

                                SCHEDULE 14A INFORMATION
                          Proxy Statement Pursuant to Section
                     14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[    ]  Preliminary Proxy Statement
[ X  ]  Definitive Proxy Statement
[    ]  Definitive Additional Materials
[    ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[    ]  Confidential, For Use of the Commission Only (as permitted by Rule
        14a-6(e)(2))

                           STEINROE VARIABLE INVESTMENT TRUST
                    ------------------------------------------------
                    (Name of Registrant as Specified In Its Charter)

     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment   of  Filing  Fee  (Check  the appropriate box):

[ X ]  No fee required.

[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       1)   Title of each class of securities to which transaction applies:

       2)   Aggregate number of securities to which transaction applies:

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       4)   Proposed maximum aggregate value of transaction:

       5)   Total fee paid:

[ ] Fee paid previously with preliminary materials:

[    ]    Check box if any part of the fee is offset as  provided  by Exchange
          Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      1)  Amount Previously Paid:

      2)  Form, Schedule or Registration Statement no.:

      3)  Filing Party:

      4)  Date Filed:

                     IMPORTANT INFORMATION FOR CONTRACT AND
                                 POLICY HOLDERS

           OF ALL STEINROE VARIABLE INVESTMENT TRUST FUND SUBACCOUNTS




This document contains your Proxy Statement and is accompanied by a voting instruction card(s). A voting instruction card (which we refer to in the Proxy Statement as a "proxy card" or "proxy") is, in essence, a ballot. When you complete your voting instruction card, it tells your insurance company how to vote on your behalf on important issues relating to the portion of your contract or policy that is allocated to your Fund sub-account(s). If you complete and sign the voting instruction card, it will be voted exactly as you instruct. If you simply sign your voting instruction card, it will authorize the proxies to vote "FOR" each proposal and to use their discretion to vote on any other matter that may come before the Special Meeting.



G-60/195F-0301

                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
                           TO BE HELD ON APRIL 5, 2001

STEIN ROE BALANCED FUND, VARIABLE SERIES
STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES
STEIN ROE SMALL COMPANY GROWTH FUND, VARIABLE SERIES
STEIN ROE MORTGAGE SECURITIES FUND, VARIABLE SERIES
STEIN ROE MONEY MARKET FUND, VARIABLE SERIES

(EACH A "FUND" AND, COLLECTIVELY, THE "FUNDS")


NOTICE IS HEREBY GIVEN that a special meeting of shareholders (Meeting) of the Funds listed above, each a series of SteinRoe Variable Investment Trust, will be held at the offices of SteinRoe Variable Investment Trust, One Financial Center, Boston, Massachusetts, on Thursday, April 5, 2001, at 10:00 a.m. Eastern time. The purpose of the Meeting is to consider and act upon the following proposals:

1. SHAREHOLDERS OF EACH FUND: To elect a Board of Trustees for the SteinRoe Variable Investment Trust;


2. SHAREHOLDERS OF STEIN ROE BALANCED FUND, VARIABLE SERIES: To approve a new sub-advisory agreement with Nordea Securities, Inc.;



3. SHAREHOLDERS OF EACH FUND: To reclassify the fundamental investment restriction relating to the purchase of securities on margin as non-fundamental;


4. SHAREHOLDERS OF EACH FUND: To modify the fundamental investment restriction relating to borrowing; and

5. To act on such other business as may properly come before the Meeting or any adjournment thereof.

Shareholders of record at the close of business on January 31, 2001, are entitled to notice of and to vote at the Meeting and at any adjournments thereof.

By order of the Board of Trustees

/s/ STEPHEN E. GIBSON
----------------------------


Stephen E. Gibson, President

March 5, 2001

                        SPECIAL MEETINGS OF SHAREHOLDERS
                       STEINROE VARIABLE INVESTMENT TRUST
                                 PROXY STATEMENT

                               GENERAL INFORMATION


                                                                   March 5, 2001


This proxy statement, which is divided into the following four parts, is a combined proxy statement for all of the Funds listed in the Notice of Special Meetings of Shareholders:


Part 1.   Overview.                                                   Page 2
Part 2.   Proposals.                                                  Page 6
Part 3.   Information Regarding Voting and Shareholder Meeting.
                                                                      Page 22
Part 4.   Fund Information.                                           Page 24



If at any time you have questions regarding the information contained in the proxy statement, please call Liberty Funds Distributor, Inc. (LFD) toll-free at 1-800-426-3750. This proxy statement was first mailed to shareholders on or about March 5, 2001.


PART 1.           OVERVIEW.


The Board of Trustees of the SteinRoe Variable Investment Trust (Trust) has called the Meeting for the purposes described in the accompanying Notice of Special Meeting of Shareholders and as summarized below. The purpose of this proxy statement is to provide you with additional information regarding the proposals to be voted on at the Meeting and to request your proxy to vote in favor of the proposals.

The following table lists the proposals, the affected Funds and the page of the proxy statement where the proposals are discussed in greater detail:


                                           FUND WHOSE SHAREHOLDERS                        TABLE OF
PROPOSALS                                  ARE ENTITLED TO VOTE                           CONTENTS
--------------------------------------------------------------------------------------------------
1.  To elect a Board of Trustees.          Each Fund named in the Notice of Special       Page 6
                                           Meeting

2.  To approve a new sub-advisory          Stein Roe Balanced Fund, Variable Series       Page 14
agreement with Nordea Securities, Inc.

3.  To reclassify the fundamental          Each Fund named in the Notice of Special       Page 20
investment restriction prohibiting the     Meeting
purchase of securities on margin as
non-fundamental.

4.  To modify the fundamental investment   Each Fund named in the Notice of Special       Page 21
restriction relating to borrowing.         Meeting


VOTING PROCESS.


Shareholders of record of each Fund of the Trust at the close of business on January 31, 2001 (Record Date), are entitled to one vote for each share held and each fractional share shall be entitled to a proportionate fractional vote. As of the Record Date, there were the following number of outstanding shares of beneficial interest:



Stein Roe Balanced Fund, Variable Series                    23,982,014.072
Stein Roe Growth Stock Fund, Variable Series                 8,882,282.083
Stein Roe Small Company Growth Fund, Variable Series         5,745,639.891
Stein Roe Mortgage Securities Fund, Variable Series         10,684,517.819
Stein Roe Money Market Fund, Variable Series               192,432,336.829

All shares were owned of record by sub-accounts of separate accounts (Separate Accounts) of life insurance companies (the Participating Insurance Companies) established to fund benefits under variable annuity contracts and variable life insurance policies issued by the Participating Insurance Companies. As of the date of this Proxy Statement, the Participating Insurance Companies are Keyport Life Insurance Company (Keyport), Independence Life & Annuity Company (a wholly-owned subsidiary of Keyport), Keyport Benefit Life Insurance Company (a wholly-owned subsidiary of Keyport), Liberty Life Assurance Company (an affiliate of Keyport), Aegon USA, Transamerica Life Insurance and SAGE Life Assurance Company. As of the date of this Proxy Statement, Keyport, Independence Life & Annuity Company, Keyport Benefit Life Insurance Company and Liberty Life Assurance Company are affiliated with Stein Roe & Farnham Incorporated (Stein
Roe), the investment adviser to the Trust.



The Participating Insurance Companies are mailing copies of this proxy material to the holders of these contracts and policies who, by completing and signing the accompanying proxy cards, will instruct the Separate Accounts how they wish the shares of the Funds to be voted. The Separate Accounts will vote shares of the Funds as instructed on the proxy cards by their contract or policyholders. If no instructions are specified on a proxy returned by a contract or policy holder, the Separate Accounts will vote the shares of the Fund represented thereby in favor of the election of each person nominated as a Trustee and (if applicable) in favor of each new sub-advisory agreement and proposed change to the Fund's fundamental investment policies. The Separate Accounts intend to vote shares for which no proxies are returned in the same proportion as the shares for which instructions are received. In addition, Keyport, which owns shares of certain Funds in its general account, intends to vote such shares in the same proportion as the shares held in its Separate Accounts for which instructions are received.



Further information concerning the Funds is contained in the Trust's annual and semiannual reports. If you would like to have copies of the reports sent to you free of charge, please write toLFD, One Financial Center, Boston, Massachusetts 02111 or call toll-free at 800-426-3750, or call your financial advisor.


Set forth below is a summary of each proposal that the Board of Trustees recommends that you consider:


PROPOSAL 1.       ELECT A BOARD OF TRUSTEES.


We ask that you consider the election of eleven nominees as members of the Board of Trustees. The nominees will serve as trustees of the Trust until the next meeting of shareholders or until a successor is elected, or until death, resignation, removal or retirement.


PROPOSAL 2.    APPROVE A NEW SUB-ADVISORY AGREEMENT WITH NORDEA SECURITIES, INC.



We ask that shareholders of Stein Roe Balanced Fund, Variable Series approve a new sub-advisory agreement with Nordea Securities, Inc. to provide management services to Stein Roe with respect to a portion of the Fund's assets.



PROPOSALS 3 AND 4. As described in the following proposals, the Trustees are recommending that shareholders approve changes to certain Funds' fundamental investment restrictions, including the reclassification of one restriction as "non-fundamental." The purpose of these changes is to standardize the investment restrictions of all of the Funds and, in certain cases, to increase the Funds' investment flexibility. By standardizing investment restrictions for all of the Funds, Stein Roe will be able to more easily manage each Fund in compliance with its investment policies. None of these changes is expected to have an effect on the way your Fund is managed given the Fund's current investment objective and policies.


Proposal 3 requests that a fundamental investment restriction be made non-fundamental. A vote for this proposal will allow the Board of Trustees subsequently to modify or eliminate this restriction without any additional shareholder approval.

The adoption of any of these proposals is not contingent on the adoption of any other proposal.

PROPOSAL 3.       APPROVE THE RECLASSIFICATION OF THE FUNDAMENTAL INVESTMENT
                  RESTRICTION ON THE PURCHASE OF SECURITIES ON MARGIN AS
                  NON-FUNDAMENTAL.


Each Fund has adopted a fundamental investment restriction prohibiting the purchase of securities on margin, except for the use of short-term credit necessary for clearance of purchases and sales of portfolio securities. This restriction was made a restriction because of regulatory and business conditions at the time it was instituted. With the passage of time and the change in regulatory standards, this restriction is no longer required to be stated as a fundamental restriction. Therefore, in order to simplify and modernize the Funds' investment restrictions, the Board of Trustees recommends reclassifying this restriction as "non-fundamental."

PROPOSAL 4.       APPROVE THE MODIFICATION OF THE FUNDAMENTAL INVESTMENT
                  RESTRICTION RELATING TO BORROWING.


Each Fund has adopted a fundamental investment restriction relating to borrowing. This restriction was adopted a number of years ago in response to certain regulatory requirements or business and industry conditions that no longer exist. Therefore, in order to allow the Funds to borrow to the extent permitted by the Investment Company Act of 1940, as amended (1940 Act), the Board of Trustees recommends that this restriction be modified.


PART 2.           PROPOSALS.


PROPOSAL 1.       ELECT A BOARD OF TRUSTEES.



The purpose of this proposal is to elect six new members as well as five of the currently serving members, to the Board of Trustees. All of the nominees listed below, except for the proposed six new Nominees (Ms. Verville and Messrs. Lowry, Macera, Mayer, Neuhauser and Stitzel) are currently members of the Board of Trustees, and have served in that capacity continuously since originally elected or appointed. All of the currently serving members, other than Mr. Palombo, have been previously elected to the Board of Trustees by the shareholders in October, 1998. The proposed six new members and Mr. Palombo currently serve on the Boards of Trustees of eleven closed-end funds and a number of open-end trusts in the Liberty Mutual Funds, and were recommended for election as Trustees of the Trust by the then current Board of Trustees of the Trust at a special meeting held on October 17, 2000. Each of the new nominees elected will serve as Trustee of the Trust beginning on the date he or she is elected. Each elected Trustee will serve as Trustee until a successor is elected and qualified or until death, retirement, resignation or removal.



The following table sets forth certain information about each nominee including age as of December 31, 2000 and principal occupation during the past five years:

NOMINEE NAME & AGE              PRINCIPAL OCCUPATION (a) AND DIRECTORSHIPS
------------------              ------------------------------------------
Douglas A. Hacker               Executive Vice President and Chief Financial Officer
(44)                            of UAL, Inc. (airline) since July, 1999; Senior Vice
                                President and Chief Financial Officer of UAL, Inc.
                                prior thereto.

Janet Langford Kelly            Executive Vice President-Corporate Development,
(42)                            General Counsel, and Secretary, Kellogg Company (food,
                                beverage and tobacco manufacturer), since
                                September, 1999; Senior Vice President,
                                Secretary and General Counsel, Sara Lee
                                Corporation (branded, packaged,
                                consumer-products manufacturer) prior thereto.

Richard W. Lowry                Private Investor since 1987 (formerly Chairman and
(64)                            Chief Executive Officer, U.S. Plywood Corporation
                                (building products manufacturer)).

Salvatore Macera                Private Investor since 1981 (formerly Executive Vice
(69)                            President and Director of Itek Corporation
                                (electronics) from 1975 to 1981).

NOMINEE NAME & AGE              PRINCIPAL OCCUPATION (a) AND DIRECTORSHIPS
------------------              ------------------------------------------
William E. Mayer(b)             Managing Partner, Park Avenue Equity Partners (venture
(60)                            capital) since 1998 (formerly Founding Partner,
                                Development Capital LLC from November, 1996 to
                                1998; Dean and Professor, College of Business
                                and Management, University of Maryland from
                                October, 1992 to November, 1996); Director,
                                Johns Manville (building products manufacturer),
                                Lee Enterprises (print and on-line media); WR
                                Hambrecht + Co (financial service provider);
                                Systech Retail Systems (retail industry
                                technology provider)).

Charles R. Nelson               Van Voorhis Professor, Department of Economics,
(57)                            University of Washington; consultant on economic and
                                statistical matters.

John J. Neuhauser               Academic Vice President and Dean of Faculties since
(57)                            August, 1999, Boston College (formerly Dean, Boston
                                College School of Management from September,
                                1977 to September, 1999).

NOMINEE NAME & AGE              PRINCIPAL OCCUPATION (a) AND DIRECTORSHIPS
------------------              ------------------------------------------
Joseph R. Palombo(c)            Chief Operations Officer of Mutual Funds, Liberty
(47)                            Financial Companies, Inc. (Liberty Financial) since
                                August, 2000; Executive Vice President and
                                Director of Colonial Management Associates, Inc.
                                (Colonial) since April, 1999; Executive Vice
                                President and Chief Administrative Officer of
                                Liberty Funds Group LLC (LFG) since April, 1999;
                                Director of Stein Roe since September, 2000;
                                Trustee and Chairman of the Board of Stein Roe
                                Mutual Funds since October, 2000; Manager of
                                Stein Roe Floating Rate Limited Liability
                                Company since October, 2000 (formerly Vice
                                President of the Liberty Funds from April 1999
                                to August, 2000; Chief Operating Officer, Putnam
                                Mutual Funds from 1994 to 1998).

Thomas E. Stitzel               Business Consultant since 1999; (formerly Professor of
(64)                            Finance from 1975 to 1999 and Dean from 1977 to 1991,
                                College of Business, Boise State University);
                                Chartered Financial Analyst.

NOMINEE NAME & AGE              PRINCIPAL OCCUPATION (a) AND DIRECTORSHIPS
------------------              ------------------------------------------
Thomas C. Theobald              Managing Director, William Blair Capital Partners
(62)                            (private equity investing) since 1994; (formerly Chief
                                Executive Officer and Chairman of the Board of
                                Directors, Continental Bank Corporation);
                                Director of Xerox Corporation (business products
                                and services), Anixter International (network
                                support equipment distributor), Jones Lang
                                LaSalle (real estate management services) and
                                MONY Group (life insurance)).





NOMINEE NAME & AGE              PRINCIPAL OCCUPATION (a) AND DIRECTORSHIPS
------------------              ------------------------------------------
Anne-Lee Verville               Consultant since 1997; (formerly General Manager,
(55)                            Global Education Industry from 1994 to 1997, and
                                President, Applications Solutions Division from
                                1991 to 1994, IBM Corporation (global education
                                and global applications)); Director of Enesco
                                Group, Inc.; Learnsomething.com.



(a) Except as otherwise noted, each individual has held the office indicated or other offices in the same company for the last five years.



(b) Mr. Mayer is an "interested person," as defined in the 1940 Act because he is a Director of WR Hambrecht + Co. (a registered broker-dealer).



(c) Mr. Palombo is an "interested person," as defined in the 1940 Act because he is a Director of each Fund's investment advisor.



As of December 31, 2000, the Stein Roe Fund Complex consisted of the Liberty Floating Rate Fund, the Stein Roe Floating Rate Limited Liability Company, Liberty-Stein Roe Institutional Floating Rate Income Fund, and the following open-end mutual funds: 4 series of Liberty - Stein Roe Funds Income Trust, 1 series of Liberty - Stein Roe Funds Trust, 4 series of Liberty - Stein Roe Funds Municipal Trust, 12 series of Liberty - Stein Roe Funds Investment Trust, 4 series of Liberty - Stein Roe Advisor Trust, 5 series of SteinRoe Variable

Investment Trust, and 12 portfolios of SR&F Base Trust (together, the Stein Roe Fund Complex).



At December 31, 2000, the Liberty Fund Complex consisted of 49 open-end and 9 closed-end management investment portfolios in the Liberty Funds Group - Boston and 17 open-end management investment portfolios in the Liberty Variable Investment Trust (together, the Liberty Fund Complex).



On December 27, 2000, the Liberty Fund Complex and the Stein Roe Fund Complex were combined and reorganized into one fund complex (Fund Complex). Effective on December 27, 2000, the Trustees listed above serve as Trustees for all the Funds in both the Liberty Funds Complex and the Stein Roe Funds Complex except for the SteinRoe Variable Investment Trust.




















                 TRUSTEES' COMPENSATION; MEETINGS AND COMMITTEES


TRUSTEES' COMPENSATION. In addition to serving as Trustees of the Trust, each Trustee and Nominee also serves as Trustees for other fund complexes all of which are managed by Stein Roe or an affiliate of Stein Roe (Liberty Mutual Funds). The Trustees serve as Trustees of twelve Liberty Mutual Fund Trusts, and fourteen Liberty Mutual Fund closed-end funds and as

Managers of the Stein Roe Floating Rate Limited Liability Company. For their services, each Trustee will receive an annual retainer of $45,000 and attendance fees of $8,000 for each regular joint Board meeting and $1,000 for each special joint Board meeting. Committee chairs receive an annual retainer of $5,000 and $1,000 for each special committee meeting attended on a day other than a regular joint Board meeting day. Other committee members receive an annual retainer of $1,000 and $1,000 for each special committee meeting attended on a day other than a regular joint Board meeting day. Two-thirds of the Trustees' fees will be allocated among all the funds in the Liberty Mutual Funds, including the Funds, based on their relative net assets, and one-third of the fees are divided equally among all the funds in the Liberty Mutual Funds, including the Funds.






Further information concerning the Trustees' compensation is included in "Part
4. Fund Information" below.


MEETINGS AND COMMITTEES. The current Board of the Trust consists of one interested and four non-interested Trustees.



AUDIT COMMITTEE. The Audit Committee makes recommendations to the full Board as to the firm of independent accountants to be selected, reviews the methods, scope and results of audits and fees charged by such independent accountants, reviews the Funds' internal accounting procedures and controls. The Audit Committee members for the fiscal year ended December 31, 2000 were Messrs. Hacker (Chairperson), Nelson and Theobald and Ms. Kelly. The Audit Committee members after the election of Trustees will be Ms. Verville (Chairperson) and Messrs. Hacker, Macera, Nelson and Neuhauser. The Funds have no nominating or compensation committee.



The Fund has an Audit Committee comprised of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund. The Audit Committee reviews the process for preparing and reviewing financial statements and other audit-related matters as they arise throughout the year.

The Audit Committee reviewed the non-audit services provided by the independent accountants of the Fund. The independent accountants, PricewaterhouseCoopers LLP
(PWC), discussed with the Board of Trustees the matters required to be discussed by Statement on Auditing Standards No. 61. In addition, the Audit Committee obtained from the independent accountants a formal written statement consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," describing all relationships between the independent accountants and the Funds that might bear on the independent accountants' independence. The Audit Committee also discussed with the independent accountants any relationships that may impact their objectivity and independence and satisfied itself as to the independent accountants' independence. The Board of Trustees also reviewed the fees charged by such independent accountants for the various services provided and reviewed the Funds' internal accounting procedures and controls.







FEES PAID TO INDEPENDENT ACCOUNTANTS



A.  AUDIT FEES



For the audit of the Funds' annual financial statements for the fiscal year ended December 31, 2000, included in the Funds' annual report to shareholders for that fiscal year, each Fund paid or accrued the following amounts to PWC:

Stein Roe Balanced Fund, Variable Series                                $19,300
Stein Roe Growth Stock Fund, Variable Series                            $19,300
Stein Roe Small Company Growth Fund, Variable Series                    $18,100
Stein Roe Mortgage Securities Fund, Variable Series                     $19,300
Stein Roe Money Market Fund, Variable Series                            $16,000



B.          FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES



For the fiscal year ended December 31, 2000, each Fund, Stein Roe and entities controlling, controlled by or under common control with Stein Roe which provide services to the Fund did not pay or accrue any fees for financial information systems design and implementation services by PWC.



C.          ALL OTHER FEES



For the fiscal year ended December 31, 2000, each Fund, Stein Roe and entities controlling, controlled by or under common control with Stein Roe which provide services to the Funds paid or accrued aggregate fees of approximately $607,350 for all other services provided by PWC. The Audit Committee has determined that the provision of the services described above is compatible with maintaining the independence of PWC.






GOVERNANCE COMMITTEE. The Governance Committee in its sole discretion recommends to the Trustees among other things, nominees for Trustee and for appointments to various committees. The Committee considers candidates for election as Trustees. The Governance Committee members after the election of Trustees will be Messrs. Theobald (Chairperson), Hacker, Lowry and Mayer and Ms. Verville.

Record of Board and Committee Meetings. The Board and the Committees held the following numbers of meetings during the fiscal year ended December 31, 2000:



The Board of Trustees                                               6
Audit Committee                                                     4
Compensation Committee                                              0(d)
Nominating Committee                                                1(d)
Executive Committee                                                 2(d)
Governance Committee                                                0(e)



(d) The Executive Committee and the Nominating Committee were dissolved in December, 2000. The Governance Committee assumed the duties of the Compensation Committee in December, 2000.



(e)  The Governance Committee started in December, 2000.



During the fiscal year ended December 31, 2000, each of the current Trustees, except for Mr. Palombo, attended more than 75% of the meetings of the Board and the committees of which such Trustee was a member.


If any nominee listed above becomes unavailable for election, the enclosed proxy card may be voted for a substitute nominee in the discretion of the proxy holder(s).

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE FOR EACH NOMINEE IN PROPOSAL 1.

                          REQUIRED VOTE FOR PROPOSAL 1

A plurality of the votes cast at the Meeting by shareholders of the Trust, if a quorum is represented, is required for the election of each Trustee.

PROPOSAL 2.       APPROVE A SUB-ADVISORY AGREEMENT

                  WITH NORDEA SECURITIES, INC. (STEIN ROE BALANCED FUND, VARIABLE SERIES - HEREIN REFERRED TO FOR PURPOSES OF THIS PROPOSAL 2 AS THE "FUND")



DESCRIPTION OF PROPOSAL. The Board of Trustees of the Trust proposes that the shareholders of the Fund approve a Sub-Advisory Agreement, substantially in the form set forth in Appendix A, between Stein Roe, the investment advisor to the Fund, the Trust and Nordea Securities, Inc., which does business in the United States (U.S.) as Nordea Investment Management (Nordea). Under the terms of the Sub-Advisory Agreement, Nordea will manage a portion of the assets of the Fund, as determined by Stein Roe, in accordance with the investment objectives, policies and limitations of the Fund as set forth in the Fund's Prospectus and Statement of Additional Information. Nordea will invest primarily in large capitalization, non-U.S. equity securities for the Fund. Approval of the Sub-Advisory Agreement will not affect the amount of management fees paid by the Fund to Stein Roe; Stein Roe, not the Fund, pays sub-advisory fees to Nordea under the Sub-Advisory Agreement.



Currently, Stein Roe manages the investment of the assets of the Fund pursuant to an Advisory Agreement between the Trust and Stein Roe, dated May 1, 1993, which was most recently approved by the shareholders of the Fund on April 14, 1993. Shareholders were asked to approve a fee increase. Stein Roe receives monthly fees at the annual rate of 0.45% of average daily net assets. For the fiscal year ended December 31, 2000, the aggregate fees paid or accrued by the Fund to Stein Roe under the Advisory Agreement were $1,856,618.



CONSIDERATION BY THE BOARD OF TRUSTEES. The Board of Trustees met on October 25-26, 2000, to consider, among other things, the proposed retention by Stein Roe of Nordea as a sub-advisor to the Fund. After due consideration, the Board of Trustees, including all Trustees who were not interested and who had no direct or indirect financial interests in the operation of the Sub-Advisory Agreement or in any agreements related thereto, unanimously approved the Sub-Advisory Agreement, subject to shareholder approval. The Board of Trustees concluded that the Sub-Advisory Agreement is fair and reasonable, and is in the best interest of the shareholders of the Fund. During the course of their deliberations, the Board of Trustees considered a variety of factors, including that the Sub-Advisory Agreement with Nordea will not affect the fees paid by the Fund under the Advisory Agreement. Specifically, the Board of Trustees focused on the experience and proven performance of Nordea as an investment advisor to international and global funds as well as on the increased complexity of the international securities markets.


DESCRIPTION OF SUB-ADVISORY AGREEMENT. Pursuant to the terms of the Sub-Advisory Agreement, Nordea, under the supervision of the Board of Trustees and Stein Roe, will: (a) manage the investment of a portion of the assets of the Fund, as determined by Stein Roe, in accordance with the investment objectives, policies and limitations of the Fund as stated in the Fund's then current Prospectus and Statement of Additional Information; (b) place purchase and sale orders for portfolio transactions for the Fund; (c) evaluate such economic, statistical and financial information and undertake such investment research as it shall deem advisable; (d) employ professional portfolio managers to provide research services to the Fund; and (e) report results to the Board of Trustees. For the services to be rendered by Nordea under the Sub-Advisory Agreement, Stein Roe will pay Nordea a monthly fee at the annual rate of 0.40% of the average daily net asset value of the portion of the Fund's assets managed by Nordea. Any liability of Nordea to the Trust, the Fund and/or its shareholders is limited to situations involving Nordea's own willful misfeasance, bad faith or gross negligence in the performance of its duties.



The Sub-Advisory Agreement provides that it will remain in effect for an initial term ending June 30, 2002, and from year to year thereafter so long as its continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund. The Sub-Advisory Agreement may be terminated at any time without penalty on sixty days' written notice to Nordea by vote of the Board of Trustees, by vote of a majority of the outstanding voting securities of the Fund, or by Stein Roe, or by Nordea on ninety days' written notice to Stein Roe and the Trust. The Sub-Advisory Agreement will terminate automatically in the event of its assignment or in the event that the Advisory Agreement for the Fund shall have terminated for any reason. The Sub-Advisory Agreement may be amended only in accordance with the 1940 Act.


The preceding description of the proposed Sub-Advisory Agreement is qualified in its entirety by reference to the form of Sub-Advisory Agreement that is set forth in Appendix A to this proxy statement.


INFORMATION CONCERNING STEIN ROE, NORDEA AND THEIR AFFILIATES.


STEIN ROE & FARNHAM INCORPORATED

Stein Roe, a Delaware corporation, located at One South Wacker Drive, Chicago, Illinois 60606, and its predecessor have been providing investment advisory services since 1932. Stein Roe acts as an investment advisor to wealthy individuals, trustees, pension and profit sharing plans, charitable organizations, and other institutional investors. As of January 31, 2001, Stein Roe managed over $17 billion in assets. Stein Roe currently serves as investment advisor for 49 open-end and 4 closed-end management investment company portfolios.



Stein Roe is a wholly-owned subsidiary of LFG, which in turn is an indirect wholly-owned subsidiary of Liberty Financial. Liberty Financial is a direct majority-owned subsidiary of LFC Management Corporation, which in turn is a direct wholly-owned subsidiary of Liberty Corporate Holdings, Inc., which in turn is a direct wholly-owned subsidiary of LFC Holdings, Inc., which in turn is a direct wholly-owned subsidiary of Liberty Mutual Equity Corporation, which in turn is a direct wholly-owned subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). As of December 31, 2000, LFC Management Corporation owned 70.67% of Liberty Financial. Liberty Financial is a diversified and integrated asset management organization which provides insurance and investment products to individuals and institutions. The principal executive offices of Liberty Financial, LFC Management Corporation, Liberty Corporate Holdings, Inc. and LFC Holdings, Inc. are located at 600 Atlantic Avenue, 24th Floor, Boston, Massachusetts 02210. Liberty Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the United States, organized under the laws of Massachusetts in 1912. The principal business activities of Liberty Mutual's subsidiaries other than Liberty Financial are property-casualty insurance, insurance services and life insurance (including group life and health insurance products) marketed through its own sales force. The principal executive offices of Liberty Mutual and Liberty Mutual Equity Corporation are located at 175 Berkeley Street, Boston, Massachusetts 02117.


On November 1, 2000, Liberty Financial announced that it had retained CS First Boston to help explore strategic alternatives, including the possible sale of Liberty Financial.

Stein Roe currently provides administrative services to the Fund under a separate administrative agreement. Under the administrative agreement, the fees payable to Stein Roe by the Fund are at the annual rate of 0.15% of the Fund's average net assets. The fee is computed and accrued daily and paid monthly. For the fiscal year ended December 31, 2000, the aggregate administrative fee paid or accrued by the Fund to Stein Roe was $618,873. Upon shareholder approval of the Sub-Advisory Agreement, the Fund, under the existing administrative agreement, will continue to pay the same administrative fee to Stein Roe. Under the existing administration agreement, Stein Roe may make use of its affiliated companies in connection with the administrative services to be provided to the Fund under the contract.



Pursuant to a separate agreement with the Trust, Stein Roe receives a fee for performing certain bookkeeping and accounting services. For such services, Stein Roe receives from the Fund a fee at the annual rate of $25,000 plus 0.0025% of the Fund's average daily net assets in excess of $50 million. During the fiscal year ended December 31, 2000, the Fund paid or accrued to Stein Roe $34,130 for services performed under that Agreement.



LFD, located at One Financial Center, Boston, MA 02111, acts as distributor for the Fund under a distribution agreement. LFD is a subsidiary of Colonial.



For the fiscal year ended December 31, 2000, the Fund used AlphaTrade Inc., a wholly-owned subsidiary of Colonial, as a broker. Total commissions paid to

AlphaTrade Inc. during the fiscal year ended December 31, 2000 amounted to $7,667.



Liberty Funds Services, Inc. (LFSI), One Financial Center, Boston, Massachusetts 02111, is the agent of the Trust for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records. On November, 13, 2000, the Board approved the assumption of the transfer agent agreement by LFSI from SteinRoe Services, Inc. (SSI), a registered transfer agent and an affiliate of Stein Roe. For performing these services, LFSI receives from the Fund a monthly fee based on an annual rate of $7,500. For the fiscal year ended December 31, 2000, the aggregate fees paid or accrued to LFSI or SSI on behalf of the Fund were $7,500.



The directors of Stein Roe are Stephen E. Gibson, J. Andrew Hilbert, C. Allen Merritt, Jr. and Joseph R. Palombo. Messrs. Gibson and Palombo also are executive officers of Stein Roe. Mr. Hilbert is Chief Financial Officer of Liberty Financial. Mr. Merritt is Chief of Staff of Liberty Financial. The principal executive officer of Stein Roe is Mr. Gibson. The business address of Messrs. Gibson and Palombo is One Financial Center, Boston, MA 02111; and that of Messrs. Hilbert and Merritt is 600 Atlantic Avenue, Federal Reserve Plaza, Boston, MA 02210.



In addition, the following individuals who are officers of the Trust are also officers of Stein Roe: William J. Ballou, Assistant Secretary, and Kevin M. Carome, General Counsel and Secretary.



NORDEA SECURITIES, INC.



Nordea Securities, Inc. (formerly named Unibank Securities, Inc.), d/b/a Nordea Investment Management in the U.S., is located at 13-15 West 54th Street, New York, New York, 10019. Nordea offers a range of equity investment products and services to institutional clients, including private and public retirement funds, unions, endowments, foundations, and insurance companies, as well as to mutual fund sponsors on a sub-advisory basis. Nordea often structures portfolios to meet benchmarks established by the client, or tailored to standard Morgan Stanley Capital International (MSCI) benchmarks such as the MSCI EAFE Index. Nordea is an indirect wholly-owned subsidiary of Unibank A/S, which in turn is a direct wholly-owned subsidiary of Nordea Companies Denmark (formerly named Unidanmark A/S), which in turn is a direct wholly-owned subsidiary of Nordea AB (formerly named Nordic Baltic Holdings Group), one of Scandinavia's leading financial institutions. The principal executive offices of Unibank A/S are located at Torvegade 2 DK-1786 Copenhagen V., Denmark. The principal executive offices of Nordea Companies Denmark are located at Strandgrade 3 DK-1786 Copenhagen V., Denmark. The principal executive offices of Nordea AB are located at Hamngatan 10, SE-105 71 Stockholm, Sweden.



The directors of Nordea Securities, Inc. are Henrik Bak, Ole Jacobsen, Jerry Murphy, Peter Nyegaard and Finn Pedersen. Mr. Bak is President and Chairman of the Board of Nordea Securities, Inc. Mr. Jacobsen is Managing Director and Head of Nordea Investment Management. Mr. Murphy is Head of Administration, Nordea AB, New York. Mr. Nyegaard is Head of Markets, Nordea AB. Mr. Pedersen is Head of Equities, Aros Maizel. The business address of Messrs. Bak and Murphy is 13-15 West 54th Street, New York, New York, 10019. The business address of Messrs. Nyegaard and Jacobsen is Torvegade 2 DK-1786 Copenhagen V., Denmark. The business address of Mr. Pedersen is Engelbrektsplan, Fill, 4 98 Stockholm, Sweden.



In addition to the services proposed to be provided by Nordea to the Fund, Nordea also provides sub-advisory and other services and facilities to other investment companies. Information with respect to the assets of and management fees payable to Nordea by funds having objectives similar to the Fund is set forth below:



                                                                             TOTAL NET ASSETS
                             FUND                 ANNUAL MANAGEMENT FEE           1/31/01
---------------------------------------------------------------------------------------------
UM International Equity Fund                            0.60% (f)               $9,561,037
SR&F Balanced Portfolio                                 0.40% (g)              $220,700,000
Stein Roe Global Thematic Equity Fund                   0.60% (h)               $1,600,000
Stein Roe European Thematic Equity Fund                 0.60% (h)               $1,600,000
The Liberty Fund                                        0.40% (i)             $1,412,500,000



(f) The management fee is 0.95%, which is paid to Undiscovered Managers, LLC, the investment adviser to the Fund. Nordea receives a sub-advisory of 0.60% for the first $200 million of average net assets, 0.55% for the next $100 million, and 0.50% for assets in excess of $300 million.



(g) The management fee is 0.55% on the first $500 million of average daily net assets, 0.50% on the next $500 million and 0.45% on average daily net assets in excess of $1 billion, which is paid to Stein Roe, the investment adviser to the Portfolio. Nordea receives a sub-advisory fee of 0.40% of average net assets of the portion of the Fund's assets under management by Nordea.



(h) The management fee is 0.85%, which is paid to Stein Roe, the investment adviser to the Fund. Nordea receives a sub-advisory fee of 0.60% of the average net assets of the Fund.



(i) The management fee is at the annual rate of 0.55% of the first $1 billion of the average daily net assets of the Fund and 0.50% in excess of $1 billion, which is paid to Colonial, the investment adviser to the Fund. Nordea receives a sub-advisory fee of 0.40% of average daily net assets of the portion of the Fund's net assets under management by Nordea.


THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE FOR PROPOSAL 2.

                          REQUIRED VOTE FOR PROPOSAL 2


Approval of the Sub-Advisory Agreement for the Fund will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund (as defined in the 1940 Act), which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy.


PROPOSAL 3.       APPROVE THE RECLASSIFICATION OF THE FUNDAMENTAL INVESTMENT
                  RESTRICTION PROHIBITING THE PURCHASE OF SECURITIES ON MARGIN
                  AS NON-FUNDAMENTAL.

Each of the Funds has a fundamental investment restriction prohibiting the purchase of securities on margin, except for the use of short-term credit necessary for clearance of purchases and sales of portfolio securities.


Each of the Funds originally adopted this restriction to comply with certain state securities law requirements which no longer apply. If this restriction becomes non-fundamental, the Board would have the ability to modify or eliminate the restriction to increase investment flexibility without the need for any additional shareholder approval.


There are certain risks associated with a fund's participation in margin transactions. Margin transactions involve the purchase of securities with money borrowed from a broker, with cash or eligible securities, called "margin," being used as collateral against the loan. Using margin risks leveraging the investment portfolio, which can magnify both gains and losses. During volatile market conditions, a fund may be forced to liquidate its position in certain securities to repay the broker. Such sales may have an adverse affect on the fund's net asset value and ultimately on its performance.



A Fund's potential use of margin transactions beyond transactions in financial futures and options and for the clearance of purchases and sales of securities, including the use of margin in ordinary securities transactions, is generally limited by the Securities and Exchange Commission position that margin transactions are prohibited under Section 18 of the 1940 Act because they create senior securities. A Fund's ability to engage in margin transactions is also limited by its investment policies, which generally permit the Funds to borrow money only (if shareholders approve proposal 3) to the extent permitted by the 1940 Act.


THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF THE FUNDS VOTE FOR PROPOSAL 3.

                          REQUIRED VOTE FOR PROPOSAL 3


Approval of this proposal for any Fund will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund (as defined in the 1940 Act), which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy.


PROPOSAL 4.       APPROVE THE MODIFICATION OF THE FUNDAMENTAL INVESTMENT
                  RESTRICTION RELATING TO BORROWING.

Each of the Funds has a fundamental investment restriction relating to borrowing. This restriction was adopted a number of years ago in response to certain regulatory requirements or business and industry conditions that no longer exist. Therefore, in order to allow the Funds to borrow to the extent permitted by the 1940 Act, each Board recommends that this restriction be modified.

The Funds do not intend to change their investment strategies if this proposal is adopted.

CURRENT INVESTMENT RESTRICTIONS. Each Fund's current investment restriction relating to borrowing is as follows:

A Fund may not borrow, except that it may (a) borrow up to 33 1/3% of its total assets from banks, taken at market value at the time of such borrowing, as a temporary measure for extraordinary or emergency purposes, but not to increase portfolio income (the total of reverse repurchase agreements and such borrowings will not exceed 33 1/3% of its borrowings, less proceeds receivable from sales of portfolio securities, exceed 5% of its total assets) and (b) enter into transactions in options, futures, and options on futures.

PROPOSED INVESTMENT RESTRICTION. The investment restriction above would be revised in its entirety if approved by shareholders, to read as follows:

"The Funds may not borrow except from banks, other affiliated funds and other entities to the extent permitted by the Investment Company Act of 1940."


If the proposed change is approved, the Funds will be able to borrow up to the 1940 Act limit. The Funds will no longer be restricted from borrowing only for redemption requests or for extraordinary or emergency purposes, and would not be limited to borrowing only from banks.


THE BOARDS OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF THE FUNDS VOTE FOR PROPOSAL 4.

                          REQUIRED VOTE FOR PROPOSAL 4


Approval of this proposal for any Fund will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund (as defined in the 1940 Act), which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy.



PART 3.           INFORMATION REGARDING VOTING AND SHAREHOLDER MEETING.



This section provides further information regarding the methods of voting and the shareholder meeting.

A. PROXY SOLICITATION METHODS. In addition to soliciting proxies by mail, the Trustees and employees of Liberty Financial or its affiliates may solicit proxies in person or by telephone but will not be additionally compensated therefor. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals.



B. PROXY SOLICITATION COSTS. With respect to proposal 2, Liberty Financial will bear the costs of the solicitation (estimated to be $9,961). With respect to the other proposals, the Funds will bear the cost of the solicitation. By voting as soon as you receive your proxy materials, you will help reduce the cost of additional mailings. The cost of this assistance for each Fund is not expected to exceed the following amounts:



                                                                   SOLICITATION
FUND                                                               COST
--------------------------------------------------------------------------------
STEIN ROE BALANCED FUND, VARIABLE SERIES                           $48,013
STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES                       $48,461
STEIN ROE SMALL COMPANY GROWTH FUND, VARIABLE SERIES               $15,107
STEIN ROE MORTGAGE SECURITIES FUND, VARIABLE SERIES                $13,611
STEIN ROE MONEY MARKET FUNDS, VARIABLE SERIES                      $24,231



C. VOTING REQUIREMENTS. EACH SHARE IS ENTITLED TO ONE VOTE ON ANY MATTER THAT COMES BEFORE THE MEETING AND EACH FRACTIONAL SHARE SHALL BE ENTITLED TO A PROPORTIONATE FRACTIONAL VOTE. SHAREHOLDERS OF FUNDS WILL VOTE SEPARATELY ON MATTERS AFFECTING ONLY THEIR FUND, SUCH AS THE APPROVAL OF A NEW SUB-ADVISORY AGREEMENT. Regardless of how you vote ("For", "Against" or "Abstain"), your shares will be counted as present and entitled to vote for purposes of determining the presence of a quorum. If a shareholder withholds authority or abstains, or the proxy reflects a "broker non-vote" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), that vote will have the effect of votes (a) present for purposes of determining a quorum for each proposal and (b) against proposals 2 through 4. With respect to the election of Trustees (proposal 1), withheld authority, abstentions and broker non-votes have no effect on the outcome of the voting.


D. QUORUM. Thirty percent of the shares of each Fund entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business by the Fund's shareholders at the meeting.

E. REVOKING YOUR PROXY. You may revoke your proxy at any time up until the voting results are announced at the Meeting. You may revoke your vote by writing to the Secretary of the SteinRoe Variable Investment Trust, One Financial Center, 11th Floor, Boston, MA 02111-2621. You may also revoke your proxy by voting again by using your enclosed proxy card or voting in person at the Meeting.



F. ADJOURNMENT. If sufficient votes in favor of any of the proposals set forth in the Notice are not received by the time scheduled for the meeting, the persons named as proxies may propose adjournments of the meeting for a period or periods of not more than 120 days in the aggregate to permit further solicitation of proxies with respect to those proposals. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of adjournment those proxies that are entitled to vote in favor of such proposals. They will vote against adjournment those proxies required to be voted against such proposals. Any proposals for which sufficient favorable votes have been received by the time of the meeting may be acted upon and considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.



G. SHAREHOLDER PROPOSALS. Proposals of shareholders which are intended to be considered for inclusion in the SteinRoe Variable Investment Trust's proxy statement must be received within a reasonable amount of time prior to any meetings. SteinRoe Variable Investment Trust does not currently intend to hold a regular shareholder meeting in 2002. You may submit shareholder proposals to the Secretary of the SteinRoe Variable Investment Trust, One Financial Center, Boston, Massachusetts 02111-2621.


H. ANNUAL/SEMIANNUAL REPORTS. Further information concerning a SteinRoe Variable Investment Trust is contained in its most recent Annual and/or Semiannual Report to Shareholders, which is obtainable free of charge by writing SteinRoe Variable Investment Trust at One Financial Center, Boston, Massachusetts 02111-2621 or by calling 1-800-338-2550.

I. LITIGATION. The Funds are not currently involved in any material litigation.

J. OTHER MATTERS. As of the date of this proxy statement, only the business mentioned in proposals 1 through 4 of the Notice of the Special Meeting of Shareholders is contemplated to be presented. If any procedural or other matters come before the Meeting, your proxy shall be voted in accordance with the best judgement of the proxy holder(s).

PART 4.           FUND INFORMATION.

As of the Record Date, the following persons were known to own of record or beneficially 5% or more of the applicable outstanding Class(es) of shares of the
Funds:



                    CLASS OF                                         NUMBER OF SHARES     PERCENTAGE OF
FUND                SHARES        NAME AND ADDRESS                        OWNED            SHARES OWNED
-------------------------------------------------------------------------------------------------------
Stein Roe           A             Independence Life and Annuity       1,873,646.436           8.22%
Balanced Fund, VS                 Company
                                  695 George Washington Highway
                                  Lincoln, RI 02865-4257

Stein Roe           A             Keyport Life Insurance Company      8,900,587.978           39.04%
Balanced Fund, VS                 Variable Acct A
                                  125 High Street
                                  Boston, MA 02110

Stein Roe           A             KMA Variable Account                9,839,623.152           43.16%
Balanced Fund, VS                 125 High Street
                                  Boston, MA 02110



                    CLASS OF                                         NUMBER OF SHARES     PERCENTAGE OF
FUND                SHARES        NAME AND ADDRESS                        OWNED            SHARES OWNED
-------------------------------------------------------------------------------------------------------
Stein Roe           B             Keyport Benefit Life Insurance       135,113.258            11.76%
Balanced Fund, VS                 Company Variable Acct A
                                  125 High Street
                                  Boston, MA 02110

Stein Roe           B             Keyport Life Insurance Company      1,013,844.719           88.24%
Balanced Fund, VS                 Variable Acct A
                                  125 High Street
                                  Boston, MA 02110

Stein Roe Growth    A             Independence Life and Annuity       1,324,683.578           15.88%
Stock Fund, VS                    Company
                                  695 George Washington Highway
                                  Lincoln, RI 02865-4257

Stein Roe Growth    A             Keyport Life Insurance Company      3,027,818.911           36.29%
Stock Fund, VS                    Variable Acct A
                                  125 High Street
                                  Boston, MA 02110

                    CLASS OF                                         NUMBER OF SHARES     PERCENTAGE OF
FUND                SHARES        NAME AND ADDRESS                        OWNED            SHARES OWNED
-------------------------------------------------------------------------------------------------------
Stein Roe Growth    A             KMA Variable Account                3,351,874.624           40.18%
Stock Fund, VS                    125 High Street
                                  Boston, MA 02110

Stein Roe Growth    B             Keyport Benefit Life Insurance        91,189.501            17.07%
Stock Fund, VS                    Company Variable Acct A
                                  125 High Street
                                  Boston, MA 02110

Stein Roe Growth    B             Keyport Life Insurance Company       443,023.129            82.93%
Stock Fund, VS                    Variable Acct A
                                  125 High Street
                                  Boston, MA 02110

Stein Roe Money     A             Independence Life and Annuity       11,067,213.159          5.40%
Market Fund, VS                   Company
                                  695 George Washington Highway
                                  Lincoln, RI 02865-4257

Stein Roe Money     A             Keyport Benefit Life Insurance      15,219,758.198          7.43%
Market Fund, VS                   Company Variable Acct A
                                  125 High Street
                                  Boston, MA 02110



                    CLASS OF                                         NUMBER OF SHARES     PERCENTAGE OF
FUND                SHARES        NAME AND ADDRESS                        OWNED            SHARES OWNED
-------------------------------------------------------------------------------------------------------
Stein Roe Money     A             Keyport Life Insurance Company     124,366,446.381          60.73%
Market Fund, VS                   Variable Acct A
                                  125 High Street
                                  Boston, MA 02110

Stein Roe Money     A             KMA Variable Account                47,304,743.287          23.10%
Market Fund, VS                   125 High Street
                                  Boston, MA 02110

Stein Roe           A             Independence Life and Annuity       1,778,616.711           18.18%
Mortgage                          Company
Securities Fund,                  695 George Washington Highway
VS                                Lincoln, RI 02865-4257

Stein Roe           A             Keyport Life Insurance Company      4,525,236.037           46.25%
Mortgage                          Variable Acct A
Securities Fund,                  125 High Street
VS                                Boston, MA 02110

                    CLASS OF                                         NUMBER OF SHARES     PERCENTAGE OF
FUND                SHARES        NAME AND ADDRESS                        OWNED            SHARES OWNED
-------------------------------------------------------------------------------------------------------
Stein Roe           A             KMA Variable Account                2,631,346.565           26.89%
Mortgage                          125 High Street
Securities Fund,                  Boston, MA 02110
VS

Stein Roe           B             Keyport Benefit Life Insurance        83,456.948            9.42%
Mortgage                          Company Variable Acct A
Securities Fund,                  125 High Street
VS                                Boston, MA 02110

Stein Roe           B             Keyport Life Insurance Company       802,793.244            90.57%
Mortgage                          Variable Acct A
Securities Fund,                  125 High Street
VS                                Boston, MA 02110

Stein Roe Small     A             Keyport Life Insurance Company       597,487.006            10.51%
Company Growth                    Variable Acct A
Fund, VS                          125 High Street
                                  Boston, MA 02110

Stein Roe Small     A             KMA Variable Account                4,422,313.124           77.77%
Company Growth                    125 High Street
Fund, VS                          Boston, MA 02110



                    CLASS OF                                         NUMBER OF SHARES     PERCENTAGE OF
FUND                SHARES        NAME AND ADDRESS                        OWNED            SHARES OWNED
-------------------------------------------------------------------------------------------------------
Stein Roe Small     B             Liberty Life Assurance Company          51.840             100.00%
Company Growth                    100 Liberty Way
Fund, VS                          Dover, NH 03820


The following table sets forth certain information about the executive officers of the Trust:

EXECUTIVE OFFICER                                                                     YEAR OF ELECTION AS
NAME & AGE                OFFICE WITH THE TRUST; PRINCIPAL OCCUPATION (J)              EXECUTIVE OFFICER
-------------------------------------------------------------------------------------------------------
Stephen E. Gibson         President of the Trust since November 1999; President of           1999
(47)                      the Liberty Funds since June, 1998; Chairman of the Board
                          since July, 1998, Chief Executive Officer and
                          President since December, 1996 and Director, since
                          July, 1996, Colonial (formerly Executive Vice
                          President from July, 1996 to December, 1996);
                          Director, Chief Executive Officer and President, LFG
                          since December, 1998 (formerly Director, Chief
                          Executive Officer and President, The Colonial Group,
                          Inc. (TCG) from December, 1996 to December, 1998);
                          President since January, 2000 and Director, since
                          September, 2000, SR&F (formerly Vice Chairman from
                          January, 2000 to September, 2000 and Assistant
                          Chairman from August, 1998 to January, 2000); Managing
                          Director of Marketing, Putnam Investments prior
                          thereto.



EXECUTIVE OFFICER                                                                     YEAR OF ELECTION AS
NAME & AGE                OFFICE WITH THE TRUST; PRINCIPAL OCCUPATION (J)              EXECUTIVE OFFICER
-------------------------------------------------------------------------------------------------------
J. Kevin Connaughton      Treasurer of the Liberty Funds and of the Liberty                  2000
(36)                      All-Star Funds since December, 2000 (formerly Controller
                          of the Liberty Funds and of the Liberty All-Star Funds
                          from February, 1998 to October, 2000); Treasurer of
                          the Stein Roe Funds since February 2001 (formerly
                          Controller from May, 2000 to February, 2001) Vice
                          President of Colonial since February, 1998 (formerly
                          Senior Tax Manager, Coopers & Lybrand, LLP from April,
                          1996 to January, 1998; Vice President, 440 Financial
                          Group/First Data Investor Services Group from March,
                          1994 to April, 1996).

EXECUTIVE OFFICER                                                                     YEAR OF ELECTION AS
NAME & AGE                OFFICE WITH THE TRUST; PRINCIPAL OCCUPATION (J)              EXECUTIVE OFFICER
---------------------------------------------------------------------------------------------------------
William J. Ballou         Secretary of the Liberty Funds and of the Liberty                  2000
(35)                      All-Star Funds since October, 2000 (formerly Assistant
                          Secretary from October, 1997 to October, 2000);
                          Secretary of the Stein Roe Funds since February, 2001
                          (formerly Assistant Secretary from May, 2000 to
                          February, 2001); Vice President, Assistant Secretary
                          and Counsel of Colonial since October, 1997; Vice
                          President and Counsel since April, 2000, and Assistant
                          Secretary since December, 1998 of LFG (formerly
                          Associate Counsel, Massachusetts Financial Services
                          Company from May, 1995 to September, 1997).



EXECUTIVE OFFICER                                                                     YEAR OF ELECTION AS
NAME & AGE                OFFICE WITH THE TRUST; PRINCIPAL OCCUPATION (J)              EXECUTIVE OFFICER
---------------------------------------------------------------------------------------------------------
Kevin M. Carome           Executive Vice President of Liberty Funds and of the               1999
(44)                      Liberty All-Star Funds since October, 2000; Executive
                          Vice President of the Stein Roe Mutual Funds since
                          May, 1999 (formerly Vice President from April, 1998 to
                          May, 1999, Assistant Secretary from April, 1998 to
                          February, 2000 and Secretary from February, 2000 to
                          May, 2000); Chief Legal Officer of Liberty Financial
                          since August, 2000; Senior Vice President, Legal since
                          January, 1999 of LFG; Executive Vice President and
                          Assistant Secretary of Stein Roe since January, 2001
                          (formerly General Counsel and Secretary of Stein Roe
                          from January, 1998 to December, 1999); (formerly Vice
                          President and Associate General Counsel of Liberty
                          Financial from August, 1993 to December, 1998).

------------------

(j) Except as otherwise noted, each individual has held the office indicated or other offices in the same company for the last five years.


SHARE OWNERSHIP BY TRUSTEES AND OFFICERS


As of the Record Date, neither the executive officers and the current members of the Board of Trustees, nor any Nominee as a Board of Trustees member, was known to own beneficially as much as 1% of any outstanding Class of shares of any Fund.



The following table sets forth the compensation paid to each Trustee from each series of SteinRoe Variable Investment Trust, for service during the Trust's fiscal year ended December 31, 2000(k):



                           STEIN ROE BALANCED     STEIN ROE GROWTH        STEIN ROE MONEY      STEIN ROE MORTGAGE
                             FUND, VARIABLE     STOCK FUND, VARIABLE       MARKET FUND,         SECURITIES FUND,
                                 SERIES                SERIES             VARIABLE SERIES        VARIABLE SERIES
-----------------------------------------------------------------------------------------------------------------
TRUSTEE
Mr. Bacon(l)                      $2,900                $2,900                 $2,300                 $2,300
Mr. Boyd(l)                        3,000                 3,000                  2,400                  2,400
Mr. Hacker                         2,900                 2,900                  2,300                  2,300
Ms. Kelly                          2,800                 2,800                  2,200                  2,200
Dr. Nelson                         2,900                 2,900                  2,300                  2,300
Mr. Palombo(m)                     N/A                   N/A                    N/A                    N/A
Mr. Theobald                       2,900                 2,900                  2,300                  2,300

                             STEIN ROE SMALL
                             COMPANY GROWTH
                             FUND, VARIABLE
                                 SERIES
--------------------------------------------
TRUSTEE
Mr. Bacon(l)                     $ 2,300
Mr. Boyd(l)                        2,400
Mr. Hacker                         2,300
Ms. Kelly                          2,200
Dr. Nelson                         2,300
Mr. Palombo(m)                      N/A
Mr. Theobald                       2,300



(k) The Stein Roe Fund Complex does not currently provide pension or retirement plan benefits to the Trustees.



(l) Retired as a Trustee of the Trust and the Stein Roe Fund Complex on December 27, 2000.



(m) Mr. Palombo does not receive compensation because he is an affiliated Trustee and employee of Stein Roe.



The Trustees also received the following compensation from the Stein Roe Fund Complex for the calendar year ended December 31, 2000:

                              TOTAL COMPENSATION PAID FROM STEIN ROE FUND
                              COMPLEX(N) TO THE BOARD OF TRUSTEES FOR THE
                                          CALENDAR YEAR ENDED
-------------------------------------------------------------------------
TRUSTEE:                                        12/31/00
-------------------------------------------------------------------------
Mr. Bacon(o)                                    $ 98,100
Mr. Boyd(o)                                      102,600
Mr. Hacker                                        98,100
Ms. Kelly                                         93,600
Dr. Nelson                                        98,100
Mr. Palombo                                        N/A
Mr. Theobald                                      98,100



(n) As of December 31, 2000, the Stein Roe Fund Complex consisted of the Liberty Floating Rate Fund, the Stein Roe Floating Rate Limited Liability Company, Liberty-Stein Roe Institutional Floating Rate Income Fund, and the following open-end mutual funds: 4 series of Liberty - Stein Roe Funds Income Trust, 1 series of Liberty - Stein Roe Funds Trust, 4 series of Liberty - Stein Roe Funds Municipal Trust, 12 series of Liberty - Stein Roe Funds Investment Trust, 4 series of Liberty - Stein Roe Advisor Trust, 5 series of SteinRoe Variable Investment Trust, and 12 portfolios of SR&F Base Trust.



(o) Retired as a Trustee of the Trust and the Stein Roe Fund Complex on December 27, 2000.

                                   APPENDIX A

                             SUB-ADVISORY AGREEMENT


            SUB-ADVISORY AGREEMENT, dated this day of               , 2001,
among STEIN ROE & FARNHAM INCORPORATED, a Delaware corporation (Adviser), NORDEA SECURITIES, INC., d/b/a "NORDEA INVESTMENT MANAGEMENT," a company incorporated under the laws of the State of Delaware (Sub-Adviser) and STEINROE VARIABLE INVESTMENT TRUST (Trust), on behalf of Stein Roe Balanced Fund, Variable Series
(Fund).


                                   WITNESSETH:


            WHEREAS, the Adviser provides the Fund, a series of the Trust, an open-end investment company registered under the Investment Company Act of 1940, as amended (1940 Act) business services pursuant to the terms and conditions of an investment advisory agreement dated May 1, 1993, (the Advisory Agreement) between the Adviser and the Trust, on behalf of the Fund; and


              WHEREAS, the Sub-Adviser is willing to provide services to the Adviser with respect to the Fund's assets on the terms and conditions hereinafter set forth.


            NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:


            1. Duties of the Sub-Adviser. Subject to the supervision of the Trustees of the Trust and the Adviser, the Sub-Adviser will: (a) manage the investment of a portion of the assets of the Fund, as determined by the Adviser, in accordance with the Fund's investment objectives, policies and limitations as stated in the Fund's then current Prospectus (the Prospectus) and Statement of Additional Information (the Statement), and in compliance with the 1940 Act and the rules, regulations and orders thereunder; (b) place purchase and sale orders for portfolio transactions for the Fund; (c) evaluate such economic, statistical and financial information and undertake such investment research as it shall believe advisable; (d) employ professional portfolio managers to provide research services to the Fund; and (e) report results to the Board of Trustees of the Trust. The Adviser agrees to provide the Sub-Adviser with such assistance as may be reasonably requested by the Sub-Adviser in connection with its activities under this Agreement, including, without limitation, information concerning the

Fund, its funds available, or to become available, for investment and generally as to the conditions of the Fund's affairs.

            Should the Trustees of the Trust or the Adviser at any time make any determination as to investment policy and notify the Sub-Adviser thereof in writing, the Sub-Adviser shall be bound by such determination for the period, if any, specified in such notice or until notified that such determination has been revoked. Further, the Adviser or the Trustees of the Trust may at any time, upon written notice to the Sub-Adviser, suspend or restrict the right of the Sub-Adviser to determine what assets of the Fund shall be purchased or sold and what portion, if any, of the Fund's assets shall be held uninvested. It is understood that the Adviser undertakes to discuss with the Sub-Adviser any such determinations of investment policy and any such suspension or restrictions on the right of the Sub-Adviser to determine what assets of the Fund shall be purchased or sold or held uninvested, prior to the implementation thereof.

            2. Certain Information to the Sub-Adviser. Copies of the Prospectus and the Statement have been delivered to the Sub-Adviser. The Adviser agrees to notify the Sub-Adviser of each change in the investment policies of the Fund and to provide to the Sub-Adviser as promptly as practicable copies of all amendments and supplements to the Prospectus and the Statement. In addition, the Adviser will promptly provide the Sub-Adviser with any procedures applicable to the Sub-Adviser adopted from time to time by the Trustees of the Trust and agrees to provide promptly to the Sub-Adviser copies of all amendments thereto.

            3. Execution of Certain Documents. Subject to any other written instructions of the Adviser and the Trustees of the Trust, the Sub-Adviser is hereby appointed the Adviser's and the Trust's agent and attorney-in-fact to execute account documentation, agreements, contracts and other documents as the Sub-Adviser shall be requested by brokers, dealers, counterparties and other persons in connection with its management of the assets of the Fund.

            4. Reports. The Sub-Adviser shall furnish to the Trustees of the Trust or the Adviser, or both, as may be appropriate, quarterly reports of its activities on behalf of the Fund, as required by applicable law or as otherwise requested from time to time by the Trustees of the Trust or the Adviser, and such additional information, reports, evaluations, analyses and opinions as the Trustees of the Trust or the Adviser, as appropriate, may request from time to time.

            5. Compensation of the Sub-Adviser. For the services to be rendered by the Sub-Adviser under this Agreement, the Adviser shall pay to the Sub-Adviser compensation, computed and paid monthly in arrears in U.S. dollars, at an annual rate of 0.40% of the average daily net asset value of the portion of the Fund's assets under management by the Sub-Adviser. If the Sub-Adviser shall serve for less than the whole of any month, the compensation payable to the Sub-Adviser with respect to the Fund will be prorated. The Sub-Adviser will pay its expenses incurred in performing its duties under this Agreement. The Trust nor the Fund shall not be liable to the Sub-Adviser for the compensation of the Sub-Adviser. For the purpose of determining fees payable to the Sub-Adviser, the value of the Fund's net assets shall be computed at the times and in the manner specified in the Prospectus and/or Statement.

            6. Limitation of Liability of the Sub-Adviser. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties and obligations hereunder. The Trust, on behalf of the Fund, may enforce any obligations of the Sub-Adviser under this Agreement and may recover directly from the Sub-Adviser for any liability it may have to the Fund.

            7. Activities of the Sub-Adviser. The services of the Sub-Adviser to the Fund are not deemed to be exclusive, the Sub-Adviser being free to render investment advisory and/or other services to others.

            8. Covenants of the Sub-Adviser. The Sub-Adviser agrees that it (a) will not deal with itself, "affiliated persons" of the Sub-Adviser, the Trustees of the Trust or the distributor, as principals, agents, brokers or dealers in making purchases or sales of securities or other property for the account of the Fund, except as permitted by the 1940 Act and the rules, regulations and orders thereunder and subject to the prior written approval of the Adviser, and except in accordance with Rule 17e-1 procedures as approved by the Trustees from time to time and (b) will comply with all other provisions of the then-current Prospectus and Statement relative to the Sub-Adviser and its trustees, officers, employees and affiliates.

            9. Representations, Warranties and Additional Agreements of the Sub-Adviser. The Sub-Adviser represents, warrants and agrees that:


            (a) It (i) is registered as an investment adviser under the U.S. Investment Advisers Act of 1940 (Advisers Act), is authorized to undertake investment business in the U.S. and is registered under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement, and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable Federal or State requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; (v) will immediately notify the Adviser in writing of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; and (vi) will immediately notify the Adviser in writing of any change of control of the Sub-Adviser or any parent of the Sub-Adviser resulting in an "assignment" of this Agreement.

            (b) It will maintain, keep current and preserve on behalf of the Fund, , in the manner and for the periods of time required or permitted by the 1940 Act and the rules, regulations and orders thereunder and the Advisers Act and the rules, regulations and orders thereunder, records relating to investment transactions made by the Sub-Adviser for the Fund as may be reasonably requested by the Adviser or the Fund from time to time. The Sub-Adviser agrees that such records are the property of the Fund, and will be surrendered to the Fund promptly upon request.

            (c) The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Adviser and the Trust with a copy of such code of ethics, and upon any amendment to such code of ethics, promptly provide such amendment. At least annually the Sub-Adviser will provide the Trust and the Adviser with a certificate signed by the chief compliance officer (or the person performing such function) of the Sub-Adviser certifying, to the best of his or her knowledge, compliance with the code of ethics during the immediately preceding twelve (12) month period, including any material violations of or amendments to the code of ethics or the administration thereof.


            (d) It has provided the Adviser and the Trust with a copy of its Form ADV as most recently filed with the Securities and Exchange Commission
(SEC) and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to the Adviser and the Trust.


            10. Duration and Termination of this Agreement. This Agreement shall become effective on the date first above written and shall govern the relations between the parties hereto thereafter, and shall remain in force until June 30, 2002 and from year to year thereafter but only so long as its continuance is "specifically approved at least annually" by the Board of Trustees of the Trust or by "vote of a majority of the outstanding voting securities" of the Fund. This Agreement may be terminated at any time without penalty on sixty days' written notice to the Sub-Adviser by vote of the Board of Trustees of the Trust, by "vote of a majority of the outstanding voting securities" of the Fund, or by the Adviser. This Agreement also may be terminated at any time without penalty by the Sub-Advisor on ninety days' written notice to the Adviser and Trust. This Agreement shall automatically terminate in the event of its "assignment" or in the event that the Advisory Agreement shall have terminated for any reason.

            11. Amendments to this Agreement. This Agreement may be amended in accordance with the 1940 Act.

            12. Certain Definitions. The terms "specifically approved at least annually", "vote of a majority of the outstanding voting securities", "assignment", "control", "affiliated persons" and "interested person", when used in this Agreement, shall have the respective meanings specified, and shall be construed in a manner consistent with, the 1940 Act and the rules, regulations and orders thereunder, subject, however, to such exemptions as may be granted by the SEC under the 1940 Act.

            13. Survival of Representations and Warranties; Duty to Update Information. All representations and warranties made by the Sub-Adviser pursuant to Section 9 hereof shall survive for the duration of this Agreement and the Sub-Adviser shall immediately notify, but in no event later than five (5) business days, the Adviser in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

            14. Miscellaneous. This Agreement shall be governed by and construed in accordance with the internal laws of The Commonwealth of Massachusetts. All notices provided for by this Agreement shall be in writing and shall be deemed given when received, against appropriate receipt, by the Sub-Adviser's Secretary in the case of the Sub-Adviser, the Adviser's General Counsel in the case of the Adviser, and the Trust's Secretary in the case of the Fund, or such other person as a party shall designate by notice to the other parties. This Agreement constitutes the entire agreement among the parties hereto and supersedes any prior agreement among the parties relating to the subject matter hereof. The section headings of this Agreement are for convenience of reference and do not constitute a part hereof.

            IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, and their respective seals to be hereto affixed, all as of the day and year first written above.

                                        STEIN ROE & FARNHAM INCORPORATED

                                        By:
                                                        Name:
                                                        Title:


                                        NORDEA SECURITIES, INC.


                                        By:
                                                        Name:

                                                        Title:

                                        STEINROE VARIABLE INVESTMENT
                                        TRUST on behalf of Stein Roe
                                        Balanced Fund, Variable
                                        Series By:


                                                        Name:
                                                        Title:

BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR, IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY COME BEFORE THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

                       STEINROE VARIABLE INVESTMENT TRUST
                    STEIN ROE BALANCED FUND, VARIABLE SERIES


PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR A MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 5, 2001

THE UNDERSIGNED HEREBY APPOINTS WILLIAM J. BALLOU, SUZAN M. BARRON, VINCENT PIETROPAOLO, RUSSELL KANE, STEPHEN E. GIBSON, AND JOSEPH R. PALOMBO, AND EACH OF THEM, PROXIES OF THE UNDERSIGNED, WITH POWER OF SUBSTITUTION, TO VOTE AT THE SPECIAL MEETING OF SHAREHOLDERS OF STEIN ROE BALANCED FUND, VARIABLE SERIES TO BE HELD AT 10:00 A.M. ON APRIL 5, 2001, AT ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS, AND AT ANY ADJOURNMENTS THEREOF, AS FOLLOWS:

1.       TO ELECT A BOARD OF TRUSTEES.

(01)     Douglas A. Hacker
(02)     Janet Langford Kelly
(03)     Richard W. Lowry
(04)     Salvatore Macera
(05)     William E. Mayer
(06)     Charles R. Nelson
(07)     John J. Neuhauser
(08)     Joseph R. Palombo
(09)     Thomas E. Stitzel
(10)     Thomas C. Theobald
(11)     Anne-Lee Verville

[     ] FOR                [     ] WITHHELD          [     ] FOR ALL
        ALL NOMINEES               FROM ALL                  NOMINEES
                                   NOMINEES                  EXCEPT AS
                                                             NOTED

2.     TO APPROVE A SUB-ADVISORY AGREEMENT WITH UNIBANK SECURITIES, INC.

[     ] FOR                [     ] AGAINST           [     ] ABSTAIN

3. TO RECLASSIFY THE FUNDAMENTAL INVESTMENT RESTRICTION PROHIBITIING THE PURCHASE OF SECURITIES ON MARGIN AS NON-FUNDAMENTAL.

[     ] FOR                [     ] AGAINST           [     ] ABSTAIN

4.       TO MODIFY THE FUNDAMENTAL INVESTMENT RESTRICTION RELATING TO BORROWING.

[     ] FOR                [     ] AGAINST           [     ] ABSTAIN

5. IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.



----------------------     --------------------------------   ------------
      SIGNATURE                  SIGNATURE (JOINT OWNERS)         DATE

PLEASE SIGN YOUR NAME OR NAMES EXACTLY AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT
OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD SO INDICATE. CORPORATE PROXIES SHOULD BE SIGNED BY AN AUTHORIZED OFFICER.

                               VOTING INSTRUCTIONS
                       STEINROE VARIABLE INVESTMENT TRUST
                    STEIN ROE BALANCED FUND, VARIABLE SERIES

INSTRUCTIONS OF VARIABLE CONTRACT PARTICIPANTS FOR VOTING SHARES OF STEINROE VARIABLE INVESTMENT TRUST.

THE BALLOT FOR WHICH VOTING INSTRUCTIONS ARE BEING REQUESTED IS SOLICITED BY THE BOARD OF TRUSTEES OF STEINROE VARIABLE INVESTMENT TRUST FOR A MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 5, 2001.

The undersigned, being a Participant under a variable annuity contract or variable life insurance policy issued by Keyport Life Insurance Company (the "Insurance Company"), hereby instructs the Insurance Company to cause the shares of each of the above-referenced fund (the "Fund") allocable to Participant's contract or policy to be voted in the manner specified on the reverse side with respect to the matter described in the accompanying proxy statement.

THE INSURANCE COMPANY WILL FOLLOW VOTING INSTRUCTIONS ONLY IF THEY ARE RECEIVED AT LEAST ONE DAY PRIOR TO THE DATE OF THE MEETING. IF NO INSTRUCTIONS ARE SPECIFIED, THE INSURANCE COMPANY WILL VOTE THE SHARES IN FAVOR OF THE NEW SUB-ADVISORY AGREEMENT.

---------------------------------------------------------------
PLEASE MARK, SIGN, DATE AND RETURN THE VOTING INSTRUCTIONS CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
---------------------------------------------------------------

Please date and sign the name or names as printed hereon. Where there are Joint Participants, all Joint Participants should sign. Corporate Instructions should be signed by an authorized officer. Executors, administrators, trustees, etc. should so indicate when signing.

DATE: ____________________

---------------------------------------------------------------
(Signature of participant)
---------------------------------------------------------------

---------------------------------------------------------------
(Signature of joint participant)
---------------------------------------------------------------

1.       TO ELECT A BOARD OF TRUSTEES.

(01)     Douglas A. Hacker
(02)     Janet Langford Kelly
(03)     Richard W. Lowry
(04)     Salvatore Macera
(05)     William E. Mayer
(06)     Charles R. Nelson
(07)     John J. Neuhauser
(08)     Joseph R. Palombo
(09)     Thomas E. Stitzel
(10)     Thomas C. Theobald
(11)     Anne-Lee Verville

[     ] FOR                [     ] WITHHELD          [     ] FOR ALL
        ALL NOMINEES               FROM ALL                  NOMINEES
                                   NOMINEES                  EXCEPT AS
                                                             NOTED

2.     TO APPROVE A SUB-ADVISORY AGREEMENT WITH UNIBANK SECURITIES, INC.

[     ] FOR                [     ] AGAINST           [     ] ABSTAIN

3. TO RECLASSIFY THE FUNDAMENTAL INVESTMENT RESTRICTION PROHIBITIING THE PURCHASE OF SECURITIES ON MARGIN AS NON-FUNDAMENTAL.

[     ] FOR                [     ] AGAINST           [     ] ABSTAIN

4.     TO MODIFY THE FUNDAMENTAL INVESTMENT RESTRICTION RELATING TO BORROWING.

[     ] FOR                [     ] AGAINST           [     ] ABSTAIN

5. IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.



----------------------     --------------------------------   ------------
     SIGNATURE                  SIGNATURE (JOINT OWNERS)           DATE

PLEASE SIGN YOUR NAME OR NAMES EXACTLY AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT
OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD SO INDICATE. CORPORATE PROXIES SHOULD BE SIGNED BY AN AUTHORIZED OFFICER.

BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR, IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY COME BEFORE THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

                       STEINROE VARIABLE INVESTMENT TRUST
                  STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES

PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR A MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 5, 2001

THE UNDERSIGNED HEREBY APPOINTS WILLIAM J. BALLOU, SUZAN M. BARRON, VINCENT PIETROPAOLO, RUSSELL KANE, STEPHEN E. GIBSON, AND JOSEPH R. PALOMBO, AND EACH OF THEM, PROXIES OF THE UNDERSIGNED, WITH POWER OF SUBSTITUTION, TO VOTE AT THE SPECIAL MEETING OF SHAREHOLDERS OF STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES TO BE HELD AT 10:00 A.M. ON APRIL 5, 2001, AT ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS, AND AT ANY ADJOURNMENTS THEREOF, AS FOLLOWS:

1.       TO ELECT A BOARD OF TRUSTEES.

(01)     Douglas A. Hacker
(02)     Janet Langford Kelly
(03)     Richard W. Lowry
(04)     Salvatore Macera
(05)     William E. Mayer
(06)     Charles R. Nelson
(07)     John J. Neuhauser
(08)     Joseph R. Palombo
(09)     Thomas E. Stitzel
(10)     Thomas C. Theobald
(11)     Anne-Lee Verville

[     ] FOR                [     ] WITHHELD          [     ] FOR ALL
        ALL NOMINEES               FROM ALL                  NOMINEES
                                   NOMINEES                  EXCEPT AS
                                                             NOTED

2. TO RECLASSIFY THE FUNDAMENTAL INVESTMENT RESTRICTION PROHIBITIING THE PURCHASE OF SECURITIES ON MARGIN AS NON-FUNDAMENTAL.

[     ] FOR                [     ] AGAINST           [     ] ABSTAIN

3.       TO MODIFY THE FUNDAMENTAL INVESTMENT RESTRICTION RELATING TO BORROWING.

[     ] FOR                [     ] AGAINST           [     ] ABSTAIN

4. IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.


----------------------     --------------------------------   ------------
     SIGNATURE                  SIGNATURE (JOINT OWNERS)           DATE

PLEASE SIGN YOUR NAME OR NAMES EXACTLY AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT
OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD SO INDICATE. CORPORATE PROXIES SHOULD BE SIGNED BY AN AUTHORIZED OFFICER.

                               VOTING INSTRUCTIONS
                       STEINROE VARIABLE INVESTMENT TRUST
                  STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES

INSTRUCTIONS OF VARIABLE CONTRACT PARTICIPANTS FOR VOTING SHARES OF STEINROE VARIABLE INVESTMENT TRUST.

THE BALLOT FOR WHICH VOTING INSTRUCTIONS ARE BEING REQUESTED IS SOLICITED BY THE BOARD OF TRUSTEES OF STEINROE VARIABLE INVESTMENT TRUST FOR A MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 5, 2001.

The undersigned, being a Participant under a variable annuity contract or variable life insurance policy issued by Keyport Life Insurance Company (the "Insurance Company"), hereby instructs the Insurance Company to cause the shares of each of the above-referenced fund (the "Fund") allocable to Participant's contract or policy to be voted in the manner specified on the reverse side with respect to the matter described in the accompanying proxy statement.

THE INSURANCE COMPANY WILL FOLLOW VOTING INSTRUCTIONS ONLY IF THEY ARE RECEIVED AT LEAST ONE DAY PRIOR TO THE DATE OF THE MEETING.

---------------------------------------------------------------
PLEASE MARK, SIGN, DATE AND RETURN THE VOTING INSTRUCTIONS CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
---------------------------------------------------------------

Please date and sign the name or names as printed hereon. Where there are Joint Participants, all Joint Participants should sign. Corporate Instructions should be signed by an authorized officer. Executors, administrators, trustees, etc. should so indicate when signing.

DATE: ____________________

---------------------------------------------------------------
(Signature of participant)
---------------------------------------------------------------

---------------------------------------------------------------
(Signature of joint participant)
---------------------------------------------------------------

1.       TO ELECT A BOARD OF TRUSTEES.

(01)     Douglas A. Hacker
(02)     Janet Langford Kelly
(03)     Richard W. Lowry
(04)     Salvatore Macera
(05)     William E. Mayer
(06)     Charles R. Nelson
(07)     John J. Neuhauser
(08)     Joseph R. Palombo
(09)     Thomas E. Stitzel
(10)     Thomas C. Theobald
(11)     Anne-Lee Verville

[     ] FOR                [     ] WITHHELD          [     ] FOR ALL
        ALL NOMINEES               FROM ALL                  NOMINEES
                                   NOMINEES                  EXCEPT AS
                                                             NOTED

2. TO RECLASSIFY THE FUNDAMENTAL INVESTMENT RESTRICTION PROHIBITIING THE PURCHASE OF SECURITIES ON MARGIN AS NON-FUNDAMENTAL.

[     ] FOR                [     ] AGAINST           [     ] ABSTAIN

3.       TO MODIFY THE FUNDAMENTAL INVESTMENT RESTRICTION RELATING TO BORROWING.

[     ] FOR                [     ] AGAINST           [     ] ABSTAIN

4. IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.



----------------------     --------------------------------   ------------
     SIGNATURE                  SIGNATURE (JOINT OWNERS)           DATE

PLEASE SIGN YOUR NAME OR NAMES EXACTLY AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT
OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD SO INDICATE. CORPORATE PROXIES SHOULD BE SIGNED BY AN AUTHORIZED OFFICER.

BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR, IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY COME BEFORE THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

                       STEINROE VARIABLE INVESTMENT TRUST
              STEIN ROE SMALL COMPANY GROWTH FUND, VARIABLE SERIES


PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR A MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 5, 2001

THE UNDERSIGNED HEREBY APPOINTS WILLIAM J. BALLOU, SUZAN M. BARRON, VINCENT PIETROPAOLO, RUSSELL KANE, STEPHEN E. GIBSON, AND JOSEPH R. PALOMBO, AND EACH OF THEM, PROXIES OF THE UNDERSIGNED, WITH POWER OF SUBSTITUTION, TO VOTE AT THE SPECIAL MEETING OF SHAREHOLDERS OF STEIN ROE SMALL COMPANY GROWTH FUND, VARIABLE SERIES TO BE HELD AT 10:00 A.M. ON APRIL 5, 2001, AT ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS, AND AT ANY ADJOURNMENTS THEREOF, AS FOLLOWS:

1.       TO ELECT A BOARD OF TRUSTEES.

(01)     Douglas A. Hacker
(02)     Janet Langford Kelly
(03)     Richard W. Lowry
(04)     Salvatore Macera
(05)     William E. Mayer
(06)     Charles R. Nelson
(07)     John J. Neuhauser
(08)     Joseph R. Palombo
(09)     Thomas E. Stitzel
(10)     Thomas C. Theobald
(11)     Anne-Lee Verville

[     ] FOR                [     ] WITHHELD          [     ] FOR ALL
        ALL NOMINEES               FROM ALL                  NOMINEES
                                   NOMINEES                  EXCEPT AS
                                                             NOTED

2. TO RECLASSIFY THE FUNDAMENTAL INVESTMENT RESTRICTION PROHIBITIING THE PURCHASE OF SECURITIES ON MARGIN AS NON-FUNDAMENTAL.

[     ] FOR                [     ] AGAINST           [     ] ABSTAIN

3.       TO MODIFY THE FUNDAMENTAL INVESTMENT RESTRICTION RELATING TO BORROWING.

[     ] FOR                [     ] AGAINST           [     ] ABSTAIN

4. IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.


----------------------     --------------------------------   ------------
    SIGNATURE                  SIGNATURE (JOINT OWNERS)           DATE

PLEASE SIGN YOUR NAME OR NAMES EXACTLY AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT
OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD SO INDICATE. CORPORATE PROXIES SHOULD BE SIGNED BY AN AUTHORIZED OFFICER.

                               VOTING INSTRUCTIONS
                       STEINROE VARIABLE INVESTMENT TRUST
              STEIN ROE SMALL COMPANY GROWTH FUND, VARIABLE SERIES

INSTRUCTIONS OF VARIABLE CONTRACT PARTICIPANTS FOR VOTING SHARES OF STEINROE VARIABLE INVESTMENT TRUST.

THE BALLOT FOR WHICH VOTING INSTRUCTIONS ARE BEING REQUESTED IS SOLICITED BY THE BOARD OF TRUSTEES OF STEINROE VARIABLE INVESTMENT TRUST FOR A MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 5, 2001.

The undersigned, being a Participant under a variable annuity contract or variable life insurance policy issued by Keyport Life Insurance Company (the "Insurance Company"), hereby instructs the Insurance Company to cause the shares of each of the above-referenced fund (the "Fund") allocable to Participant's contract or policy to be voted in the manner specified on the reverse side with respect to the matter described in the accompanying proxy statement.

THE INSURANCE COMPANY WILL FOLLOW VOTING INSTRUCTIONS ONLY IF THEY ARE RECEIVED AT LEAST ONE DAY PRIOR TO THE DATE OF THE MEETING.

---------------------------------------------------------------
PLEASE MARK, SIGN, DATE AND RETURN THE VOTING INSTRUCTIONS CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
---------------------------------------------------------------

Please date and sign the name or names as printed hereon. Where there are Joint Participants, all Joint Participants should sign. Corporate Instructions should be signed by an authorized officer. Executors, administrators, trustees, etc. should so indicate when signing.

DATE: ____________________

---------------------------------------------------------------
(Signature of participant)
---------------------------------------------------------------

---------------------------------------------------------------
(Signature of joint participant)
---------------------------------------------------------------

1.       TO ELECT A BOARD OF TRUSTEES.

(01)     Douglas A. Hacker
(02)     Janet Langford Kelly
(03)     Richard W. Lowry
(04)     Salvatore Macera
(05)     William E. Mayer
(06)     Charles R. Nelson
(07)     John J. Neuhauser
(08)     Joseph R. Palombo
(09)     Thomas E. Stitzel
(10)     Thomas C. Theobald
(11)     Anne-Lee Verville

[     ] FOR                [     ] WITHHELD          [     ] FOR ALL
        ALL NOMINEES               FROM ALL                  NOMINEES
                                   NOMINEES                  EXCEPT AS
                                                             NOTED

2. TO RECLASSIFY THE FUNDAMENTAL INVESTMENT RESTRICTION PROHIBITIING THE PURCHASE OF SECURITIES ON MARGIN AS NON-FUNDAMENTAL.

[     ] FOR                [     ] AGAINST           [     ] ABSTAIN

3.       TO MODIFY THE FUNDAMENTAL INVESTMENT RESTRICTION RELATING TO BORROWING.

[     ] FOR                [     ] AGAINST           [     ] ABSTAIN

4. IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.



----------------------     --------------------------------   ------------
    SIGNATURE                  SIGNATURE (JOINT OWNERS)           DATE

PLEASE SIGN YOUR NAME OR NAMES EXACTLY AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT
OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD SO INDICATE. CORPORATE PROXIES SHOULD BE SIGNED BY AN AUTHORIZED OFFICER.

BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR, IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY COME BEFORE THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

                       STEINROE VARIABLE INVESTMENT TRUST
               STEIN ROE MORTGAGE SECURITIES FUND, VARIABLE SERIES


PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR A MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 5, 2001

THE UNDERSIGNED HEREBY APPOINTS WILLIAM J. BALLOU, SUZAN M. BARRON, VINCENT PIETROPAOLO, RUSSELL KANE, STEPHEN E. GIBSON, AND JOSEPH R. PALOMBO, AND EACH OF THEM, PROXIES OF THE UNDERSIGNED, WITH POWER OF SUBSTITUTION, TO VOTE AT THE SPECIAL MEETING OF SHAREHOLDERS OF STEIN ROE MORTGAGE SECURITIES FUND, VARIABLE SERIES TO BE HELD AT 10:00 A.M. ON APRIL 5, 2001, AT ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS, AND AT ANY ADJOURNMENTS THEREOF, AS FOLLOWS:

1.       TO ELECT A BOARD OF TRUSTEES.

(01)     Douglas A. Hacker
(02)     Janet Langford Kelly
(03)     Richard W. Lowry
(04)     Salvatore Macera
(05)     William E. Mayer
(06)     Charles R. Nelson
(07)     John J. Neuhauser
(08)     Joseph R. Palombo
(09)     Thomas E. Stitzel
(10)     Thomas C. Theobald
(11)     Anne-Lee Verville

[     ] FOR                [     ] WITHHELD          [     ] FOR ALL
        ALL NOMINEES               FROM ALL                  NOMINEES
                                   NOMINEES                  EXCEPT AS
                                                             NOTED

2. TO RECLASSIFY THE FUNDAMENTAL INVESTMENT RESTRICTION PROHIBITIING THE PURCHASE OF SECURITIES ON MARGIN AS NON-FUNDAMENTAL.

[     ] FOR                [     ] AGAINST           [     ] ABSTAIN

3.       TO MODIFY THE FUNDAMENTAL INVESTMENT RESTRICTION RELATING TO BORROWING.

[     ] FOR                [     ] AGAINST           [     ] ABSTAIN

4. IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

[     ] FOR                [     ] AGAINST           [     ] ABSTAIN



----------------------     --------------------------------   ------------
   SIGNATURE                  SIGNATURE (JOINT OWNERS)           DATE

PLEASE SIGN YOUR NAME OR NAMES EXACTLY AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT
OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD SO INDICATE. CORPORATE PROXIES SHOULD BE SIGNED BY AN AUTHORIZED OFFICER.

                               VOTING INSTRUCTIONS
                       STEINROE VARIABLE INVESTMENT TRUST
               STEIN ROE MORTGAGE SECURITIES FUND, VARIABLE SERIES

INSTRUCTIONS OF VARIABLE CONTRACT PARTICIPANTS FOR VOTING SHARES OF STEINROE VARIABLE INVESTMENT TRUST.

THE BALLOT FOR WHICH VOTING INSTRUCTIONS ARE BEING REQUESTED IS SOLICITED BY THE BOARD OF TRUSTEES OF STEINROE VARIABLE INVESTMENT TRUST FOR A MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 5, 2001.

The undersigned, being a Participant under a variable annuity contract or variable life insurance policy issued by Keyport Life Insurance Company (the "Insurance Company"), hereby instructs the Insurance Company to cause the shares of each of the above-referenced fund (the "Fund") allocable to Participant's contract or policy to be voted in the manner specified on the reverse side with respect to the matter described in the accompanying proxy statement.

THE INSURANCE COMPANY WILL FOLLOW VOTING INSTRUCTIONS ONLY IF THEY ARE RECEIVED AT LEAST ONE DAY PRIOR TO THE DATE OF THE MEETING.

---------------------------------------------------------------
PLEASE MARK, SIGN, DATE AND RETURN THE VOTING INSTRUCTIONS CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
---------------------------------------------------------------

Please date and sign the name or names as printed hereon. Where there are Joint Participants, all Joint Participants should sign. Corporate Instructions should be signed by an authorized officer. Executors, administrators, trustees, etc. should so indicate when signing.

DATE: ____________________

---------------------------------------------------------------
(Signature of participant)
---------------------------------------------------------------

---------------------------------------------------------------
(Signature of joint participant)
---------------------------------------------------------------

1.       TO ELECT A BOARD OF TRUSTEES.

(01)     Douglas A. Hacker
(02)     Janet Langford Kelly
(03)     Richard W. Lowry
(04)     Salvatore Macera
(05)     William E. Mayer
(06)     Charles R. Nelson
(07)     John J. Neuhauser
(08)     Joseph R. Palombo
(09)     Thomas E. Stitzel
(10)     Thomas C. Theobald
(11)     Anne-Lee Verville

[     ] FOR                [     ] WITHHELD          [     ] FOR ALL
        ALL NOMINEES               FROM ALL                  NOMINEES
                                   NOMINEES                  EXCEPT AS
                                                             NOTED

2. TO RECLASSIFY THE FUNDAMENTAL INVESTMENT RESTRICTION PROHIBITIING THE PURCHASE OF SECURITIES ON MARGIN AS NON-FUNDAMENTAL.

[     ] FOR                [     ] AGAINST           [     ] ABSTAIN

3.       TO MODIFY THE FUNDAMENTAL INVESTMENT RESTRICTION RELATING TO BORROWING.

[     ] FOR                [     ] AGAINST           [     ] ABSTAIN

4. IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.



----------------------     --------------------------------   ------------
     SIGNATURE                  SIGNATURE (JOINT OWNERS)           DATE

PLEASE SIGN YOUR NAME OR NAMES EXACTLY AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT
OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD SO INDICATE. CORPORATE PROXIES SHOULD BE SIGNED BY AN AUTHORIZED OFFICER.

BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR, IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY COME BEFORE THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

                       STEINROE VARIABLE INVESTMENT TRUST
                  STEIN ROE MONEY MARKET FUNDS, VARIABLE SERIES


PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR A MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 5, 2001

THE UNDERSIGNED HEREBY APPOINTS WILLIAM J. BALLOU, SUZAN M. BARRON, VINCENT PIETROPAOLO, RUSSELL KANE, STEPHEN E. GIBSON, AND JOSEPH R. PALOMBO, AND EACH OF THEM, PROXIES OF THE UNDERSIGNED, WITH POWER OF SUBSTITUTION, TO VOTE AT THE SPECIAL MEETING OF SHAREHOLDERS OF STEIN ROE MONEY MARKET FUNDS, VARIABLE SERIES TO BE HELD AT 10:00 A.M. ON APRIL 5, 2001, AT ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS, AND AT ANY ADJOURNMENTS THEREOF, AS FOLLOWS:

1.       TO ELECT A BOARD OF TRUSTEES.

(01)     Douglas A. Hacker
(02)     Janet Langford Kelly
(03)     Richard W. Lowry
(04)     Salvatore Macera
(05)     William E. Mayer
(06)     Charles R. Nelson
(07)     John J. Neuhauser
(08)     Joseph R. Palombo
(09)     Thomas E. Stitzel
(10)     Thomas C. Theobald
(11)     Anne-Lee Verville

[     ] FOR                [     ] WITHHELD          [     ] FOR ALL
        ALL NOMINEES               FROM ALL                  NOMINEES
                                   NOMINEES                  EXCEPT AS
                                                             NOTED

2. TO RECLASSIFY THE FUNDAMENTAL INVESTMENT RESTRICTION PROHIBITIING THE PURCHASE OF SECURITIES ON MARGIN AS NON-FUNDAMENTAL.

[     ] FOR                [     ] AGAINST           [     ] ABSTAIN

2.       TO MODIFY THE FUNDAMENTAL INVESTMENT RESTRICTION RELATING TO BORROWING.

[     ] FOR                [     ] AGAINST           [     ] ABSTAIN

4. IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.


----------------------     --------------------------------   ------------
    SIGNATURE                  SIGNATURE (JOINT OWNERS)           DATE

PLEASE SIGN YOUR NAME OR NAMES EXACTLY AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT
OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD SO INDICATE. CORPORATE PROXIES SHOULD BE SIGNED BY AN AUTHORIZED OFFICER.

                               VOTING INSTRUCTIONS
                       STEINROE VARIABLE INVESTMENT TRUST
                  STEIN ROE MONEY MARKET FUNDS, VARIABLE SERIES

INSTRUCTIONS OF VARIABLE CONTRACT PARTICIPANTS FOR VOTING SHARES OF STEINROE VARIABLE INVESTMENT TRUST.

THE BALLOT FOR WHICH VOTING INSTRUCTIONS ARE BEING REQUESTED IS SOLICITED BY THE BOARD OF TRUSTEES OF STEINROE VARIABLE INVESTMENT TRUST FOR A MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 5, 2001.

The undersigned, being a Participant under a variable annuity contract or variable life insurance policy issued by Keyport Life Insurance Company (the "Insurance Company"), hereby instructs the Insurance Company to cause the shares of each of the above-referenced fund (the "Fund") allocable to Participant's contract or policy to be voted in the manner specified on the reverse side with respect to the matter described in the accompanying proxy statement.

THE INSURANCE COMPANY WILL FOLLOW VOTING INSTRUCTIONS ONLY IF THEY ARE RECEIVED AT LEAST ONE DAY PRIOR TO THE DATE OF THE MEETING.

---------------------------------------------------------------
PLEASE MARK, SIGN, DATE AND RETURN THE VOTING INSTRUCTIONS CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
---------------------------------------------------------------

Please date and sign the name or names as printed hereon. Where there are Joint Participants, all Joint Participants should sign. Corporate Instructions should be signed by an authorized officer. Executors, administrators, trustees, etc. should so indicate when signing.

DATE: ____________________

---------------------------------------------------------------
(Signature of participant)
---------------------------------------------------------------

---------------------------------------------------------------
(Signature of joint participant)
---------------------------------------------------------------

1.       TO ELECT A BOARD OF TRUSTEES.

(01)     Douglas A. Hacker
(02)     Janet Langford Kelly
(03)     Richard W. Lowry
(04)     Salvatore Macera
(05)     William E. Mayer
(06)     Charles R. Nelson
(07)     John J. Neuhauser
(08)     Joseph R. Palombo
(09)     Thomas E. Stitzel
(10)     Thomas C. Theobald
(11)     Anne-Lee Verville

[     ] FOR                [     ] WITHHELD          [     ] FOR ALL
        ALL NOMINEES               FROM ALL                  NOMINEES
                                   NOMINEES                  EXCEPT AS
                                                             NOTED

2. TO RECLASSIFY THE FUNDAMENTAL INVESTMENT RESTRICTION PROHIBITIING THE PURCHASE OF SECURITIES ON MARGIN AS NON-FUNDAMENTAL.

[     ] FOR                [     ] AGAINST           [     ] ABSTAIN

3.       TO MODIFY THE FUNDAMENTAL INVESTMENT RESTRICTION RELATING TO BORROWING.

[     ] FOR                [     ] AGAINST           [     ] ABSTAIN

4. IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.



----------------------     --------------------------------   ------------
     SIGNATURE                  SIGNATURE (JOINT OWNERS)           DATE

PLEASE SIGN YOUR NAME OR NAMES EXACTLY AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT
OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD SO INDICATE. CORPORATE PROXIES SHOULD BE SIGNED BY AN AUTHORIZED OFFICER.